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                                                                    Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                      SECTION 906 OF THE SARBANES-OXLEY ACT

     In connection with the Quarterly Report of Mega Group, Inc. (the " Company") on Form 10-QSB for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof ("Report"), the undersigned, constituting the chief executive officer and the chief financial officer of Mega Group, Inc., hereby certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of their knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information presented in the Report fairly represents, in all material respects, the financial condition and results of operation of the issuer for the fiscal quarter then ended.

Date: May 14, 2003                                   MEGA GROUP, INC.

                                                 By: /s/ JOHN H. BROWN
                                                     ---------------------------
                                                     John H. Brown
                                                     Chief Executive Officer



Date: May 14, 2003                               By: /s/ MERRITT C. BROWN
                                                     ---------------------------
                                                     Merritt C. Brown
                                                     Chief Financial Officer